UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 2, 2006

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102

(Address of principal executive offices)	(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Results of Operations and Financial Condition
On August 2, 2006, Tronox Incorporated announced its second-quarter 2006 earnings. The earnings release is attached hereto as an exhibit and is incorporated by reference herein. Slides posted on the internet in accompaniment to the earnings conference call held August 2, 2006 at 10:00 a.m. EDT are also attached hereto and incorporated herein. (Also furnished pursuant to Item 7.01)

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
99.1	Press Release Dated August 2, 2006

99.2	Presentation Slides Dated August 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Roger G. Addison
Roger G. Addison Vice President, General Counsel and Secretary

Dated: August 2, 2006